                                 SCHEDULE 14C
                                 (Rule 14c-101)
                 INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

        Information Statement Pursuant to Section 14(c) of the Securities
                    Exchange Act of 1934 (Amendment No.   )


Check the appropriate box:


[X]     Preliminary Information Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]     Definitive Information Statement

The Target Portfolio Trust
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

        1)      Title of each class of securities to which transaction applies:

        ----------------------------------------------------------------------

        2)      Aggregate number of securities to which transaction applies:

        ----------------------------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ----------------------------------------------------------------------

        4)      Proposed maximum aggregate value of transaction:


        ----------------------------------------------------------------------

        5)      Total fee paid:

        ----------------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

        1)      Amount Previously Paid:

        ----------------------------------------------------------------------

        2)      Form, Schedule or Registration Statement No.:

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        3)      Filing Party:

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        4)      Date Filed:

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

                         THE TARGET PORTFOLIO TRUST(SM)
                          TOTAL RETURN BOND PORTFOLIO
                        INTERMEDIATE-TERM BOND PORTFOLIO

                                  TARGET FUNDS
                             TOTAL RETURN BOND FUND

                          PRUDENTIAL DIVERSIFIED FUNDS
                PRUDENTIAL DIVERSIFIED CONSERVATIVE GROWTH FUND
                  PRUDENTIAL DIVERSIFIED MODERATE GROWTH FUND

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

                            ------------------------

                             INFORMATION STATEMENT

                                 AUGUST 3, 2000

                            ------------------------

TO THE SHAREHOLDERS:

     On March 1, 2000, at a regular meeting of the Boards of Trustees of The Target Portfolio Trust(SM) (Target I), Target Funds (Target II) and Prudential Diversified Funds (PDF and, collectively with Target I and Target II, the Trusts), the Trustees approved new subadvisory agreements for the Total Return Bond and Intermediate-Term Bond Portfolios of Target I, the Total Return Bond Fund of Target II, and for the Prudential Diversified Conservative Growth and the Prudential Diversified Moderate Growth Funds of PDF (collectively, the Portfolios). The subadvisory agreements approved by the Boards of Trustees were entered into between Prudential Investments Fund Management LLC, each Trust's Manager, and Pacific Investment Management Company LLC (PIMCO). This information statement informs you of the circumstances surrounding the Boards' approvals of the new subadvisory agreements and provides you with an overview of their terms.

                                          By order of the Boards,

                                          WILLIAM V. HEALEY
                                            Assistant Secretary

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                         THE TARGET PORTFOLIO TRUST(SM)
                          TOTAL RETURN BOND PORTFOLIO
                        INTERMEDIATE-TERM BOND PORTFOLIO

                                  TARGET FUNDS
                             TOTAL RETURN BOND FUND

                          PRUDENTIAL DIVERSIFIED FUNDS
                PRUDENTIAL DIVERSIFIED CONSERVATIVE GROWTH FUND
                  PRUDENTIAL DIVERSIFIED MODERATE GROWTH FUND

                                 (800) 225-1852

                            ------------------------

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

                            ------------------------

                             INFORMATION STATEMENT

                                 JULY 25, 2000

                            ------------------------

     This information statement is being furnished to the shareholders of the Total Return Bond and Intermediate-Term Bond Portfolios of The Target Portfolio Trust (Target I), the Total Return Bond Fund of Target Funds (Target II), and the Prudential Diversified Conservative Growth and Prudential Diversified Moderate Growth Funds of Prudential Diversified Funds (PDF and, collectively with Target I and Target II, the Trusts). Each Trust is a management investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act) and is organized as a Delaware business trust. The Trusts' trustees are referred to here as the "Boards," "Board Members" or "Trustees." The Trusts' principal executive office is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

     We are providing shareholders of the Total Return Bond and Intermediate-Term Bond Portfolios of Target I, the Total Return Bond Fund of Target II and the Prudential Diversified Conservative Growth and Prudential Diversified Moderate Growth Funds of PDF (collectively, the Portfolios) as of May 5, 2000 with this information statement in lieu of a proxy statement, pursuant to the terms of an exemptive order the Trusts received from the Securities and Exchange Commission (SEC). The exemptive order permits the Trusts' manager, Prudential Investments Fund Management LLC (PIFM or the Manager), to hire new subadvisers and to make certain changes to existing subadvisory contracts with the approval of the Boards, but without obtaining shareholder approval. This information statement relates to the approval by the Trustees of new subadvisory agreements dated as of May 5, 2000 between Prudential Investments Fund Management LLC (PIFM or the Manager) and Pacific Investment Management Company LLC (PIMCO) with respect to: (i) the Total Return Bond and Intermediate-Term Bond Portfolios of Target I; (ii) the Total Return Bond Fund of Target II; (iii) the Prudential Diversified Conservative Growth Fund of PDF; and (iv) the Prudential Diversified Moderate Growth Fund of PDF (collectively, the Subadvisory Agreements). The Trustees approved the Subadvisory Agreements, copies of which are attached hereto as Exhibit A, on March 1, 2000. PIMCO had served as subadviser to each of the Portfolios under subadvisory agreements dated November 14, 1994, in the case of the Total Return Bond and Intermediate-Term Bond Portfolios of Target I, November 12, 1998 in the case of the Prudential Diversified Conservative Growth and Prudential Diversified Moderate Growth Funds of PDF, and October 29, 1999 in the case of the Total Return Bond Fund of Target II. Each of those subadvisory agreements terminated on May 5, 2000 as a result of a change in the ownership of PIMCO. The previous subadvisory agreements were last approved by the Trustees, including a majority of the Trustees who were not parties to the contracts and were not interested persons of those parties (as defined in the Investment Company Act), on May 26, 1999, in the case of the Total Return Bond and Intermediate-Term Bond Portfolios of Target I, on August 26, 1999, in the case of the Prudential Diversified Conservative Growth

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

and Prudential Diversified Moderate Growth Funds of PDF, and August 25, 1999 in the case of the Total Return Bond Fund of Target II.

     PIMCO will pay for the costs associated with preparing and distributing this information statement to their respective shareholders. This information statement will be mailed on or about August 4, 2000.

THE MANAGER

     Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Trusts' Manager under management agreements dated as of November 9, 1992 in the case of Target I, November 12, 1998 in the case of PDF and August 25, 1999 in the case of Target II. PIFM is a subsidiary of The Prudential Insurance Company of America (Prudential) and is a part of Prudential Investments, which is a business group of Prudential. As of April 30, 2000, PIFM served as the manager to 42 open-end investment companies and as Manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $75.6 billion. Information concerning officers of the Trusts is set forth in Exhibit C.

SHAREHOLDER REPORTS

     Target I's most recent annual report for the fiscal year ended December 31, 1999 has previously been sent to its shareholders. PDF's annual report for the fiscal year ended July 31, 1999 and semi-annual report for the period ended January 31, 2000 have previously been sent to its shareholders. Target II's semi-annual report for the period ended January 31, 2000 has previously been sent to its shareholders. EACH TRUST'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS MAY BE OBTAINED WITHOUT CHARGE BY WRITING THE TRUST AT GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077 OR BY CALLING (800) 225-1852 (TOLL FREE).

SHAREHOLDINGS

     The table below sets forth each Portfolio's net asset value and number of outstanding shares as of May 5, 2000.

                                                          NET ASSET VALUE   SHARES OUTSTANDING
                       PORTFOLIO                          AT MAY 5, 2000      AT MAY 5, 2000
                       ---------                          ---------------   ------------------
  Total Return Bond Portfolio (Target I)................      $ 9.77             6,458,297
  Intermediate-Term Bond Portfolio (Target I)...........      $ 9.83            11,071,957

CLASS A SHARES
  Total Return Bond Fund (Target II)....................      $ 9.74             1,219,556
  Prudential Diversified Conservative Growth Fund
     (PDF)..............................................      $10.82             1,300,618
  Prudential Diversified Moderate Growth Fund (PDF).....      $11.90             3,754,310

CLASS B SHARES
  Total Return Bond Fund (Target II)....................      $ 9.74               821,785
  Prudential Diversified Conservative Growth Fund
     (PDF)..............................................      $10.81             3,634,252
  Prudential Diversified Moderate Growth Fund (PDF).....      $11.85             7,790,159

CLASS C SHARES
  Total Return Bond Fund (Target II)....................      $ 9.74               611,837
  Prudential Diversified Conservative Growth Fund
     (PDF)..............................................      $10.81             1,152,313
  Prudential Diversified Moderate Growth Fund (PDF).....      $11.85             2,289,451

CLASS Z SHARES
  Prudential Diversified Conservative Growth Fund
     (PDF)..............................................      $10.82                69,726
  Prudential Diversified Moderate Growth Fund (PDF).....      $11.92                89,543

     Management does not know of any person who owned beneficially 5% or more of the shares of the Total Return Bond and Intermediate-Term Bond Portfolios of Target I as of May 5, 2000. Information on shareholders owning beneficially or of record 5% or more of any class of shares of the other Portfolios as of May 5, 2000 is set forth in Exhibit D. To the knowledge of management, the executive officers and Board

Members of the Trusts, as a group, owned less than 1% of the outstanding shares of each Portfolio as of May 5, 2000.

                           NEW SUBADVISORY AGREEMENTS

     On March 1, 2000, the Trustees, including the non-interested Trustees, unanimously approved the Subadvisory Agreements and the selection by PIFM of PIMCO to continue to manage the Portfolios. PIMCO had previously served as subadviser to the Portfolios under subadvisory agreements that automatically terminated on May 5, 2000.

     In a transaction that closed on May 5, 2000 (the Transaction), Allianz of America, Inc. (Allianz of America) acquired approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. (PIMCO Advisors), the parent of PIMCO, for a total consideration of approximately $3.3 billion. Allianz of America is a subsidiary of Allianz AG, a large, publicly-traded insurance company based in Germany. The remainder of the outstanding partnership interests in PIMCO Advisors are owned by Pacific Life Insurance Company (Pacific Life).

     In connection with the closing, Allianz of America entered into a put/call arrangement for the possible disposition of Pacific Life's interest in PIMCO Advisors. The put option held by Pacific Life allows it to require Allianz of America, on the last business day of each calendar quarter following the closing of the Transaction, to purchase at a formula-based price all of the PIMCO Advisors units owned directly or indirectly by Pacific Life. The call option held by Allianz of America allows it, beginning January 31, 2003 or upon a change in control of Pacific Life, to require Pacific Life to sell or cause to be sold to Allianz of America, at the same price, all of the PIMCO Advisors units owned directly or indirectly by Pacific Life.

     As part of the Transaction, PIMCO Advisors and PIMCO entered into employment, retention and incentive arrangements with key employees of PIMCO Advisors and PIMCO. These benefits included new employment agreements, retention and incentive awards vesting over a term of years and restricted stock grants. In addition, certain key employees of PIMCO Advisors' investment advisory subsidiaries received payments in respect of previously existing non-competition arrangements in connection with the acquisition by Allianz of America of the PIMCO Advisors units on which such arrangements were based.

     POST-TRANSACTION STRUCTURE AND OPERATIONS.

     As a result of the Transaction, PIMCO Advisors and PIMCO are now controlled by Allianz of America. Allianz of America controls PIMCO Advisors and PIMCO through its managing member interest in Pacific-Allianz Partners LLC (PacPartners LLC), which is the sole general partner of PIMCO Advisors following the Transaction. While Allianz of America controls PacPartners LLC, Pacific Life holds a portion of its continuing interest in PIMCO Advisors through an interest in PacPartners LLC. Allianz of America, through subsidiaries, is managing member of PacPartners LLC and has the full authority and control over all actions taken by PacPartners LLC as the general partner of PIMCO Advisors, provided that Pacific Life's consent is required for certain extraordinary actions.

     Operationally, PIMCO remains independent and leads the global fixed income investment efforts of Allianz AG. In this regard, PIMCO coordinates its activities with Allianz Asset Management ("AAM"), a subsidiary of Allianz AG that coordinates global Allianz asset management activities. To permit the provision of advisory services to non-U.S. clients of Allianz AG, PIMCO personnel, including personnel with portfolio management responsibility for certain of the Fund(s), may become affiliated with AAM or other Allianz-controlled advisory firms. PIMCO also may call upon the research capabilities and resources of Allianz AG and its advisory affiliates in connection with providing investment advice to its clients. PIMCO will continue to operate in the United States under its existing name.

     Both William S. Thompson Jr., the current Chief Executive Officer of PIMCO, and William H. Gross, the current Chief Investment Officer of PIMCO, have roles on the Executive Committee of AAM, with Mr. Thompson serving as the Executive Committee's Deputy Chairman. Messrs. Thompson and Gross entered into employment contracts with a term of seven years following the Transaction. Other key employees, of PIMCO and PIMCO Advisors also contractually agreed to remain with PIMCO for significant periods following the Transaction.

     DESCRIPTION OF ALLIANZ AG AND ITS AFFILIATES. Allianz AG, the parent of Allianz of America, is a publicly traded German Aktiengesellschaft (a German publicly-traded company) which, together with its subsidiaries, comprises the world's second largest insurance group as measured by premium income. Allianz AG is a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. In its last fiscal year, the Allianz group wrote approximately $50 billion in gross insurance premiums. After completion of the Transaction, PIMCO and the Allianz group combined have over $650 billion in assets under management. Allianz AG's address is:
Koniginstrasse 28, D-80802, Munich, Germany.

     Significant institutional shareholders of Allianz AG currently include, among others, Dresdner Bank AG, Deutsche Bank AG, Munich Reinsurance and HypoVereinsbank. BNP Paribas, Credit Lyonnais, Munich Reinsurance, HypoVereinsbank, Dresdner Bank AG and Deutsche Bank AG, as well as certain broker-dealers that might be deemed to be affiliated with these entities, such as Bankers Trust Company, DB Alex Brown LLC, Deutsche Bank Securities, Inc. and Dresdner Kleinwort Benson North America LLC (collectively, the "Affiliated Brokers"), may be considered to be affiliated persons of PIMCO. Absent an SEC exemption or other relief, the Portfolios generally are precluded from effecting principal transactions with the Affiliated Brokers, and their ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions is subject to restrictions. PIMCO does not believe that the applicable restrictions on transactions with the Affiliated Brokers described above materially adversely affects its ability to provide services to the Portfolios, the Portfolios' ability to take advantage of market opportunities, or the Portfolios' overall performance. Other portfolios of the Trusts for which PIMCO (or an affiliate) does not serve as investment subadviser are not, in general, subject to these same restrictions.

     ANTICIPATED IMPACT OF THE TRANSACTION ON MANAGEMENT OF THE
PORTFOLIOS. PIMCO received structural and contractual protections as terms of the Transaction that ensure PIMCO's operational autonomy and continuity of management. PIMCO is confident that Allianz AG is committed to the people and process that have led to PIMCO's success over the years. Accordingly, the Transaction should not have an immediate impact, other than as already noted above, on the management of the Portfolios or PIMCO's capacity to provide the type, quality, or quantity of services that it has provided, and the Portfolios should continue to receive the same high quality of service after the Transaction. As discussed below, however, PIMCO believes that the Transaction offers the potential to enhance significantly its future ability to deliver quality investment services.

     THE BENEFITS OF THE TRANSACTION. PIMCO anticipates that the Transaction with Allianz AG benefits PIMCO and the Portfolios in a variety of ways, including the following:

     - PIMCO's investment expertise is enhanced because of the business experience and relationships that Allianz AG has built around the globe, particularly in Europe. PIMCO's access to European markets and business opportunities is greatly enhanced by Allianz AG's experience and relationships. The combined global resources of PIMCO and Allianz AG allow PIMCO to take advantage of the growth in international markets and the potential for premier money managers in the global marketplace.

     - Allianz AG has a team of fixed income professionals in place that currently manages more than $100 billion in assets. Integration of these professionals and assets with PIMCO provides an opportunity for furthering PIMCO's global fixed income expertise.

     - The rotation of many of PIMCO's key investment professionals through international offices and overseas personnel through PIMCO's offices will result in more seasoned professionals with global experience.

     - The combination provides additional career opportunities for PIMCO professionals, furthering PIMCO's ability to attract and retain the best people.

     - Allianz AG has a stated growth strategy to be among the top five providers of its services in the world's key markets, which is a key factor in PIMCO's decision to proceed with the Transaction. The combined entity is the sixth largest investment manager in the world. The Transaction significantly increases assets under PIMCO's management, and offers the opportunity for continued growth in the future. Strong relative investment results depend on a sound, disciplined investment process and effective execution; size can be a benefit to both.

     SECTION 15(f) OF THE INVESTMENT COMPANY ACT. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any affiliated persons to receive any amount or benefit in connection with a "change in control" of the investment adviser as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on investment company clients of the adviser as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden" (as defined in the Investment Company Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the Investment Company Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from such an investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company. The Board has been advised that PIMCO is aware of no circumstances arising from the Transaction that might result in an unfair burden being imposed on the Trusts. The second condition of Section 15(f) is that during the three-year period after the transaction, at least 75% of each such investment company's board of directors must not be "interested persons" (as defined in the Investment Company Act) of the investment adviser (or predecessor or successor adviser). Each Board, as currently constituted, complies with this requirement.

     The Transaction constituted a change in actual control of PIMCO, causing an assignment of PIMCO's original subadvisory agreements with respect to the Portfolios. Under Section 15 of the Investment Company Act and the terms of the original subadvisory agreements, the agreements automatically terminated when this assignment occurred.

     The Subadvisory Agreements contain substantially identical terms and conditions as the subadvisory agreements in effect with PIMCO prior to May 5, 2000. See "Terms of Subadvisory Agreements" below. PIMCO renders investment advice to each Portfolio in accordance with its investment objective and policies and also makes investment decisions to purchase and sell securities on behalf of each Portfolio, subject to the supervision of PIFM.

     Section 15(a) of the Investment Company Act requires that a majority of each Portfolio's outstanding voting securities approve its Subadvisory Agreement. However, on September 11, 1996, the SEC issued an order granting the Trusts and PIFM exemptive relief from the requirements of Section 15(a). According to the SEC's order, which is subject to a number of conditions (including approval by each Trust's shareholders, which was received on October 30, 1996 in the case of Target I, on October 1, 1998 in the case of PDF, and on September 13, 1999 in the case of Target II), PIFM may now enter into subadvisory agreements on behalf of each Trust without receiving prior shareholder approval. Thus, execution and implementation of the new Subadvisory Agreements did not require shareholder approval.

BOARD CONSIDERATION OF SUBADVISORY AGREEMENTS

     At a regular meeting of the Boards at which all of the Trustees were in attendance, the Boards of Trustees considered and unanimously approved the Subadvisory Agreements on March 1, 2000. In considering the approval of the Subadvisory Agreements, the Trustees, including the non-interested Trustees, considered whether the approval of each Subadvisory Agreement was in the best interests of the relevant Trust and the shareholders of the relevant Portfolio(s). At the meeting, the Trustees reviewed materials furnished by management and PIMCO and met with representatives of PIMCO. Among other things, the Trustees considered the investment philosophy and style of PIMCO, its relative performance record, its personnel and its financial strength. The Board also considered the investment management services provided by PIMCO to the Portfolios prior to March 1, 2000, and PIMCO's representation that the new ownership structure would not adversely affect the nature and quality of those services.

     The Trustees discussed and reviewed the terms of the Subadvisory Agreements which are substantially identical to those of the corresponding subadvisory agreements in effect with PIMCO prior to May 5, 2000.

Based upon their review, the Trustees concluded that each Subadvisory Agreement was reasonable, fair and in the best interests of the relevant Trust and the shareholders of the relevant Portfolio(s), and that the fee provided in the Subadvisory Agreements (in each case, the same as in the previous subadvisory agreement with PIMCO) was fair and reasonable. Accordingly, after consideration of the above factors, and such other factors and information as they deemed relevant, the Trustees, including the non-interested Trustees, unanimously approved the Subadvisory Agreements.

INFORMATION CONCERNING PIMCO

     PIMCO has specialized in fixed income investing since the firm was established in 1971. PIMCO is registered as an investment adviser under the Investment Advisers Act of 1940 and is registered as a commodity trading adviser with the Commodity Futures Trading Commission. The address of PIMCO is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660. As of June 30, 2000, PIMCO had approximately $199 billion in assets under management.

     Exhibit E contains information about the other mutual funds managed by PIMCO with investment objectives and strategies similar to those of the Portfolios (or portions thereof managed by PIMCO). Exhibit E also lists the principal executive officer and managing directors of PIMCO.

     Pursuant to the Subadvisory Agreement with respect to the Prudential Diversified Conservative Growth Fund, PIMCO manages a portion of the assets of that Portfolio. The other portions of that Portfolio are managed by Jennison Associates LLC, 466 Lexington Avenue, New York, NY 10017; The Prudential Investment Corporation, 751 Broad Street, Newark, NJ 07102; Franklin Advisers, Inc., 777 Mariners Island Blvd., San Mateo, CA 94404; and The Dreyfus Corporation, 200 Park Avenue, New York, NY 10166.

     Pursuant to the Subadvisory Agreement with respect to the Prudential Diversified Moderate Growth Fund, PIMCO manages a portion of the assets of that Portfolio. The other portions of that Portfolio are managed by Jennison Associates LLC, 466 Lexington Avenue, New York, NY 10017; The Prudential Investment Corporation, 751 Broad Street, Newark, NJ 07102; Franklin Advisers, Inc., 777 Mariners Island Blvd., San Mateo, CA 94404; Lazard Asset Management, 30 Rockefeller Plaza, New York, NY 10112; and The Dreyfus Corporation, 200 Park Avenue, New York, NY 10166.

TERMS OF SUBADVISORY AGREEMENTS

     Under the Subadvisory Agreements, PIMCO is compensated by PIFM from its management fee (and not the Portfolios) at an annual rate of .25 of 1% of each Portfolio's average net assets managed by PIMCO. The Subadvisory Agreements provide that, subject to PIFM's and the Board of Trustees' supervision, PIMCO is responsible for managing the investment operations of each Portfolio (or portion thereof allocated to PIMCO) and for making investment decisions and placing orders to purchase and sell securities for each Portfolio (or portion thereof allocated to PIMCO), all in accordance with the investment objective and policies of each Portfolio as reflected in its current Prospectus and Statement of Additional Information and as may be adopted from time to time by the Board. In accordance with the requirements of the Investment Company Act, PIMCO also provides PIFM with all books and records relating to the transactions it executes and renders to the Trustees such periodic and special reports as the Boards of Trustees may reasonably request.

     The Subadvisory Agreements recognize that PIMCO may, from time to time, seek research assistance and rely on other investment management resources of its affiliated companies, and the Portfolios will disclose that a portion of the compensation received by PIMCO from the Manager may be paid to those affiliates in return for such services provided. These arrangements have no impact on PIMCO's continuing responsibility for the management of the Portfolios and do not cause any increase in the overall fees or expenses borne by the Portfolios.

     Duration and Termination. Each Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution, and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the relevant Portfolio(s), or by the Board, including the approval by a majority of non-interested Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (1) the Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio(s), (2) the Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Trust's management agreement with PIFM, and (3) the Subadvisory Agreement may be terminated without penalty at any time by PIMCO or PIFM on not more than 60 days' nor less than 30 days' written notice to the other party to the Subadvisory Agreement.

     Liability. The Subadvisory Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, PIMCO will not be liable for any act or omission in connection with its activities as subadviser to the Portfolios.

SHAREHOLDER PROPOSALS

     As Delaware business trusts, the Trusts are not required to hold annual meetings of shareholders and the Trustees currently do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Trusts' Declarations of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of any Trust must be received by the Trust a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

                                          WILLIAM V. HEALEY,
                                            Assistant Secretary

Dated: August 3, 2000

                                                                       EXHIBIT A

                           THE TARGET PORTFOLIO TRUST

                             SUBADVISORY AGREEMENT

     Agreement made as of this 5th day of May, 2000, between Prudential Investments Fund Management LLC (PIFM or the Manager), a New York limited liability company, and Pacific Investment Management Company LLC (the Adviser), a Delaware limited liability company.

     WHEREAS, PIFM has entered into a management agreement (the Management Agreement) with The Target Portfolio Trust (the Trust), a Delaware business trust and a diversified open-end management investment company registered under the Investment Company Act of 1940 (the 1940 Act), pursuant to which PIFM acts as Manager of the Trust.

     WHEREAS, shares of the Trust are divided into separate series or portfolios (each a portfolio), each of which is established pursuant to a resolution of the Trustees of the Trust and the Trustees may from time to time terminate such portfolios or establish and terminate additional portfolios.

     WHEREAS, PIFM has the responsibility of evaluating, recommending, supervising and compensating investment advisers to each portfolio of the Trust and shall enter into subadvisory agreements with one or more subadvisers with respect to the management of the Intermediate-Term Bond Portfolio and Total Return Bond Portfolio of the Trust (the Portfolios) in connection with the management of the Trust.

     WHEREAS, the Manager desires to retain the Adviser to provide investment advisory services to the Portfolios and to manage such portion of the Portfolios as the Manager shall from time to time direct and the Adviser is willing to render such investment advisory services.

     NOW, THEREFORE, the Parties agree as follows:

          1. (a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Adviser shall manage such portion of the investment operations of the Portfolios as the Manager shall direct and shall manage the composition of such Portfolios, including the purchase, retention and disposition thereof, in accordance with each Portfolio's investment objectives, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Addition Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus") and subject to the following understandings:

             (i) The Adviser shall provide supervision of such portion of the Portfolios' investments as the Manager shall direct and determine from time to time what investments and securities will be purchased, retained, sold or loaned by a Portfolio, and what portion of the assets it manages will be invested or held uninvested as cash. The Adviser may from time to time seek research assistance and rely on investment management resources available to it through its affiliated companies, but in no case shall such reliance relieve the Adviser of any of its obligations hereunder, nor shall the Portfolios be responsible for any additional fees or expenses hereunder as a result.

             (ii) In the performance of its duties and obligations under this Agreement, the Adviser shall act in conformity with the Declaration of Trust, By-Laws and Prospectus of the Trust and the Portfolios and with the instructions and directions of the Manager and of the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations.

             (iii) The Adviser shall determine the securities and futures contracts to be purchased or sold by such portion of a Portfolio and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated) to carry out the policy with respect to brokerage as set forth in the Trust's Registration Statement and

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

        Prospectus or as the Trustees may direct from time to time. In providing the Portfolios with investment supervision, it is recognized that the Adviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be party to any such transaction or other transactions to which the Adviser's other clients may be a party. It is understood that Prudential Securities Incorporated may be used as principal broker for securities transactions but that no formula has been adopted for allocation of the Portfolios' investment transaction business. It is also understood that it is desirable for the Trust that the Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Trust than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Portfolios with such brokers or futures commission merchants, subject to review by the Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Adviser in connection with the Adviser's services to other clients.

                  On occasions when the Adviser deems the purchase or sale of a security or futures contract to be in the best interest of a Portfolio as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

             (iv) The Adviser shall maintain all books and records with respect to the portfolio transactions required by subparagraphs (b)(5), (6),
        (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Trustees such periodic and special reports as the Board may reasonably request.

             (v) The Adviser shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the portion of the Portfolios' assets it manages and shall provide the Manager with such information upon request of the Manager.

             (vi) The investment management services provided by the Adviser hereunder are not exclusive, and the Adviser shall be free to render similar services to others; provided, however, that the Adviser agrees that neither it, nor any person controlled by it, nor any successor shall serve or accept retention as investment adviser, investment manager or similar service provider during the term of this Agreement and for the period of one year after the termination of this Agreement with or for the benefit of any investment company registered under the 1940 Act that seeks as a primary market for its shares asset allocation programs sponsored by U.S. broker-dealers similar in nature or market to the Prudential Securities Target Program.

             (b) Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any of its directors, officers or employees.

             (c) The Adviser shall keep the Portfolios' books and records required to be maintained by the Adviser pursuant to paragraph 1(a)(iv) hereof and shall timely furnish to the Manager all information relating to the Adviser's services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act. The Adviser agrees that all records which it maintains for the Portfolios are the property of the Trust and the Adviser will surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

             (d) The Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940 (Advisers Act) and other applicable state and federal regulations.

             (e) The Adviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

          2. The Manager shall continue to have responsibility for all services to be provided to the Portfolios pursuant to the Management Agreement and shall oversee and review the Adviser's performance of its duties under this Agreement.

          3. The Manager shall compensate the Adviser for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of .25 of 1% of the average daily net assets of the portion of the Portfolios managed by the Adviser. This fee will be computed daily and paid monthly.

          4. The Adviser shall not be liable for any error of judgment or for any loss suffered by a Portfolio, the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

          5. To the extent indemnification is provided to the Manager by the Trust under the Management Agreement, the Manager shall indemnify the Adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in right of the Trust or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Manager, the Trust or the Adviser in connection with this Agreement; provided, however, that nothing contained herein shall protect or be deemed to protect the Adviser against or entitle or be deemed to entitle the Adviser to indemnification in respect of any liability to the Trust or its security holders to which the Adviser would otherwise be subject by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, by reason of its reckless disregard of its duties and obligations under this Agreement.

          6. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Portfolio, or by the Manager or the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

          7. Nothing in this Agreement shall limit or restrict the right of any of the Adviser's directors, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association, except as described in Paragraph 1(a)(vi) above.

          8. During the term of this Agreement, the Manager agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Adviser in any way, prior to use thereof and not to use material if the Adviser reasonably objects in writing five business days

     (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Adviser hereunder by first class or overnight mail, facsimile transmission equipment or hand delivery.

          9. It is understood that the name "Pacific Investment Management Company" or "PIMCO" or any derivative thereof or logo associated with that name is the valuable property of the Adviser and that the Manager or the Trust has the right to use such name (or derivative or logo) in offering materials of the Trust and/or Portfolios with the approval of the Adviser and for so long as the Adviser is a subadviser to the Trust and/or the Portfolios. Upon termination of this Agreement between the Adviser and the Manager, the Trust and the Manager shall forthwith cease to use such name (or derivative or logo), except as may be required by applicable law or regulation.

          10. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

          11. This Agreement shall be governed by the laws of the State of New York.

     IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          PRUDENTIAL INVESTMENTS FUND
                                          MANAGEMENT LLC

                                          By: /s/ ROBERT F. GUNIA
                                            ------------------------------------
                                            Robert F. Gunia
                                            Executive Vice President

                                          PACIFIC INVESTMENT MANAGEMENT COMPANY
                                          LLC

                                          By: /s/ BRENT L. HOLDEN
                                            ------------------------------------
                                            Brent L. Holden
                                            Managing Director

                          PRUDENTIAL DIVERSIFIED FUNDS
               (PRUDENTIAL DIVERSIFIED CONSERVATIVE GROWTH FUND)

                             SUBADVISORY AGREEMENT

     Agreement made as of this 5th day of May, 2000, between Prudential Investments Fund Management LLC (PIFM or the Manager), a New York limited liability company, and Pacific Investment Management Company LLC (the Adviser), a company organized under the laws of the State of Delaware.

     WHEREAS, PIFM has entered into a management agreement (the Management Agreement) with Prudential Diversified Funds (the Trust), a Delaware business trust and a diversified open-end management investment company registered under the Investment Company Act of 1940 (the 1940 Act), pursuant to which PIFM will act as manager of the Trust.

     WHEREAS, shares of the Trust are divided into separate series or portfolios (each a portfolio), each of which is established pursuant to a resolution of the Trustees of the Trust, and the Trustees may from time to time terminate such portfolios or establish and terminate additional portfolios.

     WHEREAS, PIFM has the responsibility of evaluating, recommending, supervising and compensating investment advisers to each portfolio of the Trust and desires to retain the Adviser to provide investment advisory services to the Prudential Diversified Conservative Growth Fund of the Trust (the Fund) in connection with the management of the Trust and to manage such portion of the Fund as the Manager shall from time to time direct, and the Adviser is willing to render such investment advisory services.

     NOW, THEREFORE, the Parties agree as follows:

          1. (a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Adviser shall manage such portion of the investment operations of the Fund as the Manager shall direct and shall manage the composition of such portion of the Fund, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objective, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time being herein called the "Prospectus") as delivered to the Adviser from time to time by the Manager and subject to the following understandings:

             (i) The Adviser shall provide supervision of such portion of the Fund's investments and determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets it manages will be invested or held uninvested as cash. The Adviser may from time to time seek research assistance and rely on investment management resources available to it through its affiliated companies, but in no case shall such reliance relieve the Adviser of any of its obligations hereunder, nor shall the Fund be responsible for any additional fees or expenses hereunder as a result.

             (ii) In the performance of its duties and obligations under this Agreement, the Adviser shall act in conformity with the Agreement and Declaration of Trust, By-Laws and Prospectus of the Trust and the Fund as provided to the Adviser by the Manager and with the written instructions and directions of the Manager and of the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations.

             (iii) The Adviser shall determine the securities and commodities or other assets to be purchased or sold by such portion of the Fund and will place orders pursuant to its determination with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated) to carry out the policy with respect to brokerage as set forth in the Trust's Registration Statement and Prospectus or as the Trustees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Adviser will give primary consideration to securing best execution. Within the framework of this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Adviser's other clients may be a party. It is understood that Prudential Securities Incorporated may be used as broker for securities transactions but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Trust that the Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Trust than may result when allocating brokerage to other brokers on the basis of seeking best execution. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities and commodities or other assets for the Fund with such brokers or futures commission merchants, subject to review by the Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Adviser in connection with the Adviser's services to other clients.

                  On occasions when the Adviser deems the purchase or sale of a security, commodity or other asset to be in the best interest of the Fund as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, commodities or other assets to be sold or purchased in order to obtain best execution. In such event, allocation of the securities, commodities or other assets so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

             (iv) The Adviser shall maintain all books and records with respect to the portfolio transactions required by subparagraphs (b)(5), (6),
        (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Trustees such periodic and special reports as the Board may reasonably request.

             (v) The Adviser shall provide the Trust's custodian (the Custodian) on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages and shall provide the Manager with such information upon request of the Manager. The Adviser shall reconcile its records of the Fund's securities and cash managed by the Adviser with statements provided by the Custodian at least once each month. The Adviser shall provide the Manager with a written report on each such reconciliation, including information on any discrepancies noted and actions taken by the Adviser in response thereto, by the tenth business day of the following month.

             (vi) The investment management services provided by the Adviser hereunder are not exclusive, and the Adviser shall be free to render similar services to others.

             (b) Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any of its directors, officers or employees.

             (c) The Adviser shall keep the Fund's books and records required to be maintained by the Adviser pursuant to paragraph 1(a)(iv) hereof and shall timely furnish to the Manager all information relating to the Adviser's services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act. The Adviser agrees that all records which it maintains for the Fund are the property of the Trust and the Adviser will surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

             (d) The Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940 (Advisers Act) and other applicable state and federal laws and regulations.

             (e) The Adviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the reports prepared in accordance with the compliance procedures maintained pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

          2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and shall oversee and review the Adviser's performance of its duties under this Agreement.

          3. The Manager shall compensate the Adviser for the services provided and the expenses assumed pursuant to this Subadvisory Agreement at the annual rate of .25 of 1% of the average daily net assets of the portion of the Fund managed by the Adviser. This fee will be computed daily and paid monthly.

          4. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund, the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

          5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. Adviser shall promptly notify Manager in the event that there is a change in the partners of Adviser that may constitute an assignment of this Agreement.

          6. Nothing in this Agreement shall limit or restrict the right of any of the Adviser's directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit the Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

          7. During the term of this Agreement, the Manager agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Adviser in any way; provided, however, that any such item which describes or characterizes the Adviser's investment process with respect to the Fund, the names of any of its clients (other than the Trust or advisory clients of PIFM and its affiliates) or any of its performance results shall be furnished to the Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery prior to use thereof, and such item shall not be used if the Adviser reasonably objects to such use in writing within twenty-four (24) hours (or such other time as may be mutually agreed) after receipt thereof (provided, however, that if such item is not received by the Adviser during normal business hours on a business day, such period shall end twenty-four (24) hours after the start of normal business hours on the next succeeding business day).

          8. Concurrently with the execution of this Agreement, the Adviser is delivering to PIFM a copy Part II of its Form ADV, as revised, on file with the Securities and Exchange Commission and a copy of its Disclosure Document, as revised, on file with the Commodity Futures Trading Commission. PIFM acknowledges receipt of such documents.

          9. Any written notice required by or pertaining to this Agreement shall be personally delivered to the party for whom it is intended, at the address stated below, or shall be sent to such party by prepaid first class mail or facsimile.

        If to PIFM:      Prudential Investments Fund Management LLC
                         3 Gateway Center, 9th Floor
                         Newark, NJ 07102-4077
                         Fax: (973) 367-8065
                         Attention: General Counsel

        If to the Adviser:
                         Pacific Investment Management Company LLC
                         840 Newport Center Drive, Suite 360
                         Newport Beach, CA 92660
                         Fax: (714) 720-1376
                         Attention: John S. Loftus, Executive Vice President cc: Chief Administrative Officer

          10. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

          11. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          PRUDENTIAL INVESTMENTS FUND
                                          MANAGEMENT LLC

                                          By: /s/ ROBERT F. GUNIA
                                            ------------------------------------
                                            Robert F. Gunia
                                            Executive Vice President

                                          PACIFIC INVESTMENT MANAGEMENT COMPANY
                                          LLC

                                                           By:
                                            /s/ BRENT L. HOLDEN
                                            ------------------------------------
                                            Brent L. Holden
                                            Managing Director

                          PRUDENTIAL DIVERSIFIED FUNDS
                 (PRUDENTIAL DIVERSIFIED MODERATE GROWTH FUND)

                             SUBADVISORY AGREEMENT

     Agreement made as of this 5th day of May, 2000, between Prudential Investments Fund Management LLC (PIFM or the Manager), a New York limited liability company, and Pacific Investment Management Company LLC (the Adviser), a company organized under the laws of the State of Delaware.

     WHEREAS, PIFM has entered into a management agreement (the Management Agreement) with Prudential Diversified Funds (the Trust), a Delaware business trust and a diversified open-end management investment company registered under the Investment Company Act of 1940 (the 1940 Act), pursuant to which PIFM will act as manager of the Trust.

     WHEREAS, shares of the Trust are divided into separate series or portfolios (each a portfolio), each of which is established pursuant to a resolution of the Trustees of the Trust, and the Trustees may from time to time terminate such portfolios or establish and terminate additional portfolios.

     WHEREAS, PIFM has the responsibility of evaluating, recommending, supervising and compensating investment advisers to each portfolio of the Trust and desires to retain the Adviser to provide investment advisory services to the Prudential Diversified Moderate Growth Fund of the Trust (the Fund) in connection with the management of the Trust and to manage such portion of the Fund as the Manager shall from time to time direct, and the Adviser is willing to render such investment advisory services.

     NOW, THEREFORE, the Parties agree as follows:

          1. (a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Adviser shall manage such portion of the investment operations of the Fund as the Manager shall direct and shall manage the composition of such portion of the Fund, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objective, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time being herein called the "Prospectus") as delivered to the Adviser from time to time by the Manager and subject to the following understandings:

             (i) The Adviser shall provide supervision of such portion of the Fund's investments and determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets it manages will be invested or held uninvested as cash. The Adviser may from time to time seek research assistance and rely on investment management resources available to it through its affiliated companies, but in no case shall such reliance relieve the Adviser of any of its obligations hereunder, nor shall the Fund be responsible for any additional fees or expenses hereunder as a result.

             (ii) In the performance of its duties and obligations under this Agreement, the Adviser shall act in conformity with the Agreement and Declaration of Trust, By-Laws and Prospectus of the Trust and the Fund as provided to the Adviser by the Manager and with the written instructions and directions of the Manager and of the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations.

             (iii) The Adviser shall determine the securities and commodities or other assets to be purchased or sold by such portion of the Fund and will place orders pursuant to its determination with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated) to carry out the policy with respect to brokerage as set forth in the Trust's Registration Statement and Prospectus or as the Trustees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Adviser will give primary consideration to securing best execution. Within the framework of this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Adviser's other clients may be a party. It is understood that Prudential Securities Incorporated may be used as broker for securities transactions but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Trust that the Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Trust than may result when allocating brokerage to other brokers on the basis of seeking best execution. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities and commodities or other assets for the Fund with such brokers or futures commission merchants, subject to review by the Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Adviser in connection with the Adviser's services to other clients.

                  On occasions when the Adviser deems the purchase or sale of a security, commodity or other asset to be in the best interest of the Fund as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, commodities or other assets to be sold or purchased in order to obtain best execution. In such event, allocation of the securities, commodities or other assets so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

             (iv) The Adviser shall maintain all books and records with respect to the portfolio transactions required by subparagraphs (b)(5), (6),
        (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Trustees such periodic and special reports as the Board may reasonably request.

             (v) The Adviser shall provide the Trust's custodian (the Custodian) on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages and shall provide the Manager with such information upon request of the Manager. The Adviser shall reconcile its records of the Fund's securities and cash managed by the Adviser with statements provided by the Custodian at least once each month. The Adviser shall provide the Manager with a written report on each such reconciliation, including information on any discrepancies noted and actions taken by the Adviser in response thereto, by the tenth business day of the following month.

             (vi) The investment management services provided by the Adviser hereunder are not exclusive, and the Adviser shall be free to render similar services to others.

             (b) Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any of its directors, officers or employees.

             (c) The Adviser shall keep the Fund's books and records required to be maintained by the Adviser pursuant to paragraph 1(a)(iv) hereof and shall timely furnish to the Manager all information relating to the Adviser's services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act. The Adviser agrees that all records which it maintains for the Fund are the property of the Trust and the Adviser will surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

             (d) The Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940 (Advisers Act) and other applicable state and federal laws and regulations.

             (e) The Adviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the reports prepared in accordance with the compliance procedures maintained pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

          2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and shall oversee and review the Adviser's performance of its duties under this Agreement.

          3. The Manager shall compensate the Adviser for the services provided and the expenses assumed pursuant to this Subadvisory Agreement at the annual rate of .25 of 1% of the average daily net assets of the portion of the Fund managed by the Adviser. This fee will be computed daily and paid monthly.

          4. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund, the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

          5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. Adviser shall promptly notify Manager in the event that there is a change in the partners of Adviser that may constitute an assignment of this Agreement.

          6. Nothing in this Agreement shall limit or restrict the right of any of the Adviser's directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit the Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

          7. During the term of this Agreement, the Manager agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Adviser in any way; provided, however, that any such item which describes or characterizes the Adviser's investment process with respect to the Fund, the names of any of its clients (other than the Trust or advisory clients of PIFM and its affiliates) or any of its performance results shall be furnished to the Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery prior to use thereof, and such item shall not be used if the Adviser reasonably objects to such use in writing within twenty-four (24) hours (or such other time as may be mutually agreed) after receipt thereof (provided, however, that if such item is not received by the Adviser during normal business hours on a business day, such period shall end twenty-four (24) hours after the start of normal business hours on the next succeeding business day).

          8. Concurrently with the execution of this Agreement, the Adviser is delivering to PIFM a copy
     Part II of its Form ADV, as revised, on file with the Securities and Exchange Commission and a copy of its Disclosure Document, as revised, on file with the Commodity Futures Trading Commission. PIFM acknowledges receipt of such documents.

          9. Any written notice required by or pertaining to this Agreement shall be personally delivered to the party for whom it is intended, at the address stated below, or shall be sent to such party by prepaid first class mail or facsimile.

        If to PIFM:      Prudential Investments Fund Management LLC
                         3 Gateway Center, 9th Floor
                         Newark, NJ 07102-4077
                         Fax: (973) 367-8065
                         Attention: General Counsel

        If to the Adviser:
                         Pacific Investment Management Company LLC
                         840 Newport Center Drive, Suite 360
                         Newport Beach, CA 92660
                         Fax: (714) 720-1376
                         Attention: John S. Loftus, Executive Vice President cc: Chief Administrative Officer

          10. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

          11. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          PRUDENTIAL INVESTMENTS FUND
                                          MANAGEMENT LLC

                                          By: /s/ ROBERT F. GUNIA
                                            ------------------------------------
                                            Robert F. Gunia
                                            Executive Vice President

                                          PACIFIC INVESTMENT MANAGEMENT COMPANY
                                          LLC

                                          By:
                                            /s/ BRENT L. HOLDEN
                                            ------------------------------------
                                            Brent L. Holden
                                            Managing Director

                                  TARGET FUNDS
                            (TOTAL RETURN BOND FUND)

                             SUBADVISORY AGREEMENT

     Agreement made as of this 5th day of May, 2000, between Prudential Investments Fund Management LLC (PIFM or the Manager), a New York limited liability company, and Pacific Investment Management Company LLC (the Adviser), a Delaware limited liability company.

     WHEREAS, PIFM has entered into a management agreement (the Management Agreement) with Target Funds (the Trust), a Delaware business trust and a diversified open-end management investment company registered under the Investment Company Act of 1940 (the 1940 Act), pursuant to which PIFM acts as Manager of the Trust.

     WHEREAS, shares of the Trust are divided into separate series or portfolios (each a portfolio), each of which is established pursuant to a resolution of the Trustees of the Trust and the Trustees may from time to time terminate such portfolios or establish and terminate additional portfolios.

     WHEREAS, PIFM has the responsibility of evaluating, recommending, supervising and compensating investment advisers to each portfolio of the Trust and shall enter into subadvisory agreements with one or more subadvisers with respect to the management of the Total Return Bond Fund of the Trust (the Portfolio) in connection with the management of the Trust.

     WHEREAS, the Manager desires to retain the Adviser to provide investment advisory services to the Portfolio and to manage such portion of the Portfolio as the Manager shall from time to time direct and the Adviser is willing to render such investment advisory services.

     NOW, THEREFORE, the Parties agree as follows:

          1. (a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Adviser shall manage such portion of the investment operations of the Portfolio as the Manager shall direct and shall manage the composition of such Portfolio, including the purchase, retention and disposition thereof, in accordance with the Portfolio's investment objectives, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time.

             (i) The Adviser shall provide supervision of such portion of the Portfolio's investments as the Manager shall direct and determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Portfolio, and what portion of the assets it manages will be invested or held uninvested as cash. The Adviser may from time to time seek research assistance and rely on investment management resources available to it through its affiliated companies, but in no case shall such reliance relieve the Adviser of any of its obligations hereunder, nor shall the Portfolio be responsible for any additional fees or expenses hereunder as a result.

             (ii) In the performance of its duties and obligations under this Agreement, the Adviser shall act in conformity with the Declaration of Trust, By-Laws and Prospectus of the Trust and the Portfolio and with the instructions and directions of the Manager and of the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations.

             (iii) The Adviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Portfolio and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated) to carry out the policy with respect to brokerage as set forth in the Trust's Registration Statement and Prospectus or as the Trustees may direct from time to time. In providing the Portfolio with investment supervision, it is recognized that the Adviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Adviser's other clients may be a party. It is understood that Prudential Securities Incorporated may be used as principal broker for securities transactions but that no formula has been adopted for allocation of the Portfolio's investment transaction business. It is also understood that it is desirable for the Trust that the Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Trust than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Portfolio with such brokers or futures commission merchants, subject to review by the Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Adviser in connection with the Adviser's services to other clients.

                  On occasions when the Adviser deems the purchase or sale of a security or futures contract to be in the best interest of the Portfolio as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

             (iv) The Adviser shall maintain all books and records with respect to the portfolio transactions required by subparagraphs (b)(5), (6),
        (7), (9), (10) and (11) and paragraph (f) of Rule 31a-l under the 1940 Act and shall render to the Trustees such periodic and special reports as the Board may reasonably request.

             (v) The Adviser shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the portion of the Portfolio's assets it manages and shall provide the Manager with such information upon request of the Manager.

             (vi) The investment management services provided by the Adviser hereunder are not exclusive, and the Adviser shall be free to render similar services to others.

             (b) Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any of its directors, officers or employees.

             (c) The Adviser shall keep the Portfolio's books and records required to be maintained by the Adviser pursuant to paragraph 1(a)(iv) hereof and shall timely furnish to the Manager all information relating to the Adviser's services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act. The Adviser agrees that all records which it maintains for the Portfolio are the property of the Trust and the Adviser will surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

             (d) The Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940 (Advisers Act) and other applicable state and federal regulations.

             (e) The Adviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

          2. The Manager shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Management Agreement and shall oversee and review the Adviser's performance of its duties under this Agreement.

          3. The Manager shall compensate the Adviser for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of .25 of 1% of the average daily net assets of the portion of the Portfolio managed by the Adviser. This fee will be computed daily and paid monthly.

          4. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Portfolio, the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

          5. To the extent indemnification is provided to the Manager by the Trust under the Management Agreement, the Manager shall indemnify the Adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Trust or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Manager, the Trust or the Adviser in connection with this Agreement; provided, however, that nothing contained herein shall protect or be deemed to protect the Adviser against or entitle or be deemed to entitle the Adviser to indemnification in respect of any liability to the Trust or its security holders to which the Adviser would otherwise be subject by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, by reason of its reckless disregard of its duties and obligations under this Agreement.

          6. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, or by the Manager or the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

          7. Nothing in this Agreement shall limit or restrict the right of any of the Adviser's directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association, except as described in Paragraph 1(a)(vii) above.

          8. During the term of this Agreement, the Manager agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Adviser in any way, prior to use thereof and not to use material if the Adviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Adviser hereunder by first class or overnight mail, facsimile transmission equipment or hand delivery.

          9. It is understood that the name "Pacific Investment Management Company" or "PIMCO" or any derivative thereof or logo associated with that name is the valuable property of the Adviser and that the Manager or the Trust has the right to use such name (or derivative or logo) in offering materials of the Trust and/or Portfolio with the approval of the Adviser and for so long as the Adviser is a subadviser to the Trust and/or the Portfolio. Upon termination of this Agreement between the Adviser and the Manager, the Trust and the Manager shall forthwith cease to use such name (or derivative or logo), except as may be required by applicable law or regulation.

          10. Concurrently with the execution of this Management Agreement, the Adviser is delivering to the Manager a copy of Part II of its Form ADV, as revised, on file with the Securities and Exchange Commission. The Manager acknowledges receipt of such copy.

          11. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

          12. This Agreement shall be governed by the laws of the State of New York.

     IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          PRUDENTIAL INVESTMENTS FUND
                                          MANAGEMENT LLC

                                          By: /s/ ROBERT F. GUNIA
                                            ------------------------------------
                                            Robert F. Gunia
                                            Executive Vice President

                                          PACIFIC INVESTMENT MANAGEMENT COMPANY
                                          LLC

                                          By:
                                            /s/ BRENT L. HOLDEN
                                            ------------------------------------
                                            Brent L. Holden
                                            Managing Director

                                                                       EXHIBIT B

                            MANAGEMENT OF THE TRUSTS

THE MANAGER

     Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Trusts' Manager under management agreements (the Management Agreements) dated as of November 9, 1992 in the case of Target I, November 12, 1998 in the case of PDF, and August 25, 1999 in the case of Target II, and renewed thereafter as required by the Investment Company Act of 1940, as amended (the Investment Company Act).

     The Management Agreements were last approved by the Trustees of the Trust, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Company Act) on May 24, 2000, in the case of Target I and PDF, and August 25, 1999 in the case of Target II. The Management Agreements were approved by the sole shareholder of the Trusts on October 14, 1992 in the case of Target I, on October 1, 1998 in the case of PDF, and on September 13, 1999 in the case of Target II. The Management Agreements will be unchanged by PIMCO's change in control.

INFORMATION ABOUT PIFM

     PIFM is a subsidiary of The Prudential Insurance Company of America (Prudential), a major, diversified insurance and financial services company. Prudential's address is Prudential Plaza, Newark, New Jersey 07102-4077. PIFM is organized in New York as a limited liability company, and its the Administrator to Target I, Target II and PDF.

THE DISTRIBUTOR AND TRANSFER AGENT

     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Trusts. PIMS is a subsidiary of Prudential. Pursuant to distribution and service plans (the Plans) adopted under Rule 12b-1 of the Investment Company Act, the Portfolios of PDF and Target II bear the expense of distribution and service fees paid to PIMS with respect to their respective Class A, Class B and Class C shares. For the fiscal year ended July 31, 1999, PIMS received distribution and servicing fees aggregating $320,500 and $134,178 with respect to the Prudential Diversified Conservative Growth and Prudential Diversified Moderate Growth Funds, respectively. For the period from November 3, 1999 (commencement of operations) through January 31, 2000, PIMS received distribution and servicing fees aggregating $31,438 with respect to the Total Return Bond Fund of Target II.

     Pruco Securities Corporation (Prusec), 111 Durham Avenue, South Plainfield, New Jersey 07080-2398, a wholly-owned subsidiary of Prudential, is distributing shares of the Trust pursuant to a dealer agreement between Prusec and PIMS. Prusec received no compensation from the Trusts for distributing the Portfolios' shares during each Trust's last fiscal year.

     The Trusts' transfer agent is PMFS, Raritan Plaza One, Edison, New Jersey 08837. PMFS received $20,829 and $27,680 for its services in connection with the Total Return Bond and Intermediate-Term Bond Portfolios, respectively, of Target
I during the fiscal year ended December 31, 1999. PMFS received $          and
$          for its services in connection with the Prudential Diversified
Conservative Growth and Prudential Diversified Moderate Growth Funds, respectively, of PDF during the fiscal year ended July 31, 1999. PMFS received $8,648 for its services in connection with the Total Return Bond Fund of Target II during the period from November 3, 1999 (commencement of operations) through January 31, 2000.

BROKERAGE

     During the fiscal year ended December 31, 1999, the Total Return Bond and Intermediate-Term Bond Portfolios of Target I paid no commissions to affiliated broker-dealers. During the fiscal year ended July 31,

1999, the Prudential Diversified Conservative Growth Fund of PDF paid commissions aggregating $1,000 to Prudential Securities, a broker/dealer member of the New York Stock Exchange and a wholly owned subsidiary of Prudential, representing approximately 2.3% of the total brokerage commissions paid by that Portfolio. During the fiscal year ended July 31, 1999, the Prudential Diversified Moderate Growth Fund of PDF paid commissions aggregating $1,013 to Prudential Securities, representing approximately 1.3% of the total brokerage commissions paid by that Portfolio. During the period from November 3, 1999 (commencement of operations) through January 31, 2000, the Total Return Bond Fund of Target II paid no commissions to affiliated broker-dealers.

                                                                       EXHIBIT C

                              OFFICER INFORMATION

            NAME (AGE)               OFFICE(S) WITH THE TRUSTS             PRINCIPAL OCCUPATIONS
            ----------               -------------------------             ---------------------
John R. Strangfeld (45)...........  Trustee and President         Chief Executive Officer, Chairman,
                                                                  President and Director of The Prudential
                                                                    Investment Corporation (since January
                                                                    1990); Executive Vice President of the
                                                                    Prudential Global Asset Management
                                                                    Group of The Prudential Insurance
                                                                    Company of America (Prudential) (since
                                                                    February 1998); Chairman of PRICOA
                                                                    Capital Group (since August 1989);
                                                                    formerly various positions to Chief
                                                                    Executive Officer of Private Asset
                                                                    Management Group of Prudential
                                                                    (November 1994-December 1998);
                                                                    President and Director or Trustee of
                                                                    45 funds within the Prudential Mutual
                                                                    Funds.
Robert F. Gunia (52)..............  Trustee and Vice President    Executive Vice President and Chief
                                                                    Administrative Officer (since June
                                                                    1999) of Prudential Investments;
                                                                    Executive Vice President and Treasurer
                                                                    (since December 1996) of Prudential
                                                                    Investments Fund Management LLC
                                                                    (PIFM); President (since April 1999)
                                                                    of Prudential Investment Management
                                                                    Services LLC (PIMS); formerly
                                                                    Corporate Vice President (September
                                                                    1997-March 1999) of Prudential; Senior
                                                                    Vice President (March 1987-May 1999)
                                                                    of Prudential Securities Incorporated
                                                                    (Prudential Securities); formerly
                                                                    Chief Administrative Officer (July
                                                                    1990-September 1996), Director
                                                                    (January 1989-September 1996), and
                                                                    Executive Vice President, Treasurer
                                                                    and Chief Financial Officer (June
                                                                    1987-September 1996) of Prudential
                                                                    Mutual Fund Management, Inc.; Vice
                                                                    President and Director (since May
                                                                    1989) of The Asia Pacific Fund, Inc.
                                                                    and Director or Trustee of 44 funds
                                                                    within the Prudential Mutual Funds.
Grace C. Torres (40)..............  Treasurer and Principal       First Vice President (since December
                                      Financial and Accounting    1996) of PIFM; First Vice President
                                      Officer                       (since March 1994) of Prudential
                                                                    Securities; formerly First Vice
                                                                    President (March 1994-September 1996)
                                                                    of Prudential Mutual Fund Management,
                                                                    Inc.; formerly Vice President (July
                                                                    1989-March 1994) of Bankers Trust
                                                                    Corporation.

            NAME (AGE)               OFFICE(S) WITH THE TRUSTS             PRINCIPAL OCCUPATIONS
            ----------               -------------------------             ---------------------
Stephen M. Ungerman (46)..........  Assistant Treasurer           Tax Director (since March 1996) of
                                                                    Prudential Investments and the Private
                                                                    Asset Group of Prudential; formerly
                                                                    First Vice President (February
                                                                    1993-September 1996) of Prudential
                                                                    Mutual Fund Management, Inc.
William V. Healey (46)............  Assistant Secretary           Vice President and Associate General
                                                                    Counsel of Prudential and Chief Legal
                                                                    Officer of The Prudential Investment
                                                                    Corporation (since August 1998);
                                                                    Director, ICI Mutual Insurance Company
                                                                    (since June 1999); formerly Associate
                                                                    General Counsel of The Dreyfus
                                                                    Corporation (Dreyfus), a subsidiary of
                                                                    Mellon Bank, N.A. (Mellon Bank), and
                                                                    an officer and/or director of various
                                                                    affiliates of Mellon Bank and Dreyfus.

                                                                       EXHIBIT D

                                5% SHAREHOLDERS

     The table below sets forth information about persons who owned of record or beneficially 5% or more of the outstanding shares of any class of the Portfolios as of May 5, 2000.

                                             NAME AND ADDRESS          CLASS      NUMBER     PERCENT
              PORTFOLIO                       OF SHAREHOLDER         OF SHARES   OF SHARES   OF CLASS
              ---------                      ----------------        ---------   ---------   --------
Prudential Diversified Conservative    Prudential Trust Company*     Class A      109,999      8.45%
  Growth Fund (PDF)                    FBO PRU-DC Clients
                                       30 Scranton Office Park
                                       Moosic, PA 18507
                                       attn: John Surdy
Prudential Diversified Conservative    R.K. Company*                 Class C       74,281      6.44%
  Growth Fund (PDF)                    1000 Royce Blvd.
                                       Oakbrook, IL 60181
Prudential Diversified Conservative    Prudential Trust Company*     Class Z        4,790      6.87%
  Growth Fund (PDF)                    FBO PRU-DC Clients
                                       30 Scranton Office Park
                                       Moosic, PA 18507
                                       attn: John Surdy
Prudential Diversified Conservative    Ms. Kimberly Nadick**         Class Z        5,284      7.58%
  Growth Fund (PDF)                    111 East Kilbourn Avenue
                                       Milwaukee, WI 53202
Prudential Diversified Conservative    Oakbrook Realty &*            Class Z       44,764     64.20%
  Growth Fund (PDF)                    Investment LLC,
                                       1000 Royce Blvd.
                                       Oakbrook, IL 60181
Prudential Diversified Conservative    Ms. Beverly Radulovic**       Class Z        6,279      9.00%
  Growth Fund (PDF)                    7404 Admiral Drive
                                       Alexandria, VA 22307
Prudential Diversified Moderate        Prudential Trust Company*     Class A      393,317     10.45%
  Growth Fund (PDF)                    FBO PRU-DC Clients
                                       30 Scranton Office Park
                                       Moosic, PA 18507
                                       attn: John Surdy
Prudential Diversified Moderate        Dr. Edward Wotycha**          Class Z        7,209      8.05%
  Growth Fund (PDF)                    120 Maple Ave., Apt. 2
                                       Red Bank, NJ 07701
Prudential Diversified Moderate        Prudential Trust Company*     Class Z       30,198     33.72%
  Growth Fund (PDF)                    FBO PRU-DC Clients
                                       30 Scranton Office Park
                                       Moosic, PA 18507
                                       attn: John Surdy
Prudential Diversified Moderate        Ms. Juanita P. Kendrick**     Class Z       30,226     33.75%
  Growth Fund (PDF)                    101 N. Bayview St.
                                       Fairhope, AL 36532

                                             NAME AND ADDRESS          CLASS      NUMBER     PERCENT
              PORTFOLIO                       OF SHAREHOLDER         OF SHARES   OF SHARES   OF CLASS
              ---------                      ----------------        ---------   ---------   --------
Total Return Bond Fund (Target II)     PMG IIA Fund*                 Class A      655,669     54.01%
                                       The Prudential Insurance
                                       Company
                                       of America
                                       Equity Products
                                       3 Gateway Center
                                       Newark, NJ 07102
Total Return Bond Fund (Target II)     Mr. Edward Unger**            Class A      102,207      8.42%
                                       Ingalls Memorial Hospital
                                       1 Ingalls Drive
                                       Harvey, IL 60426

---------------

 * record owner

** beneficial owner

                                                                       EXHIBIT E

                          OTHER FUNDS MANAGED BY PIMCO

     The following table sets forth information relating to the other registered investment company portfolios for which PIMCO acts as investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of the Portfolios (or portion thereof) managed by
PIMCO:

                                                                              APPROXIMATE
                                                                              NET ASSETS
                                           ADVISORY FEE RATE                     AS OF
       NAME OF FUND                  (BASED ON AVERAGE NET ASSETS)           JUNE 30, 2000
---------------------------          -----------------------------           -------------
PIMCO FUNDS:
PACIFIC INVESTMENT
MANAGEMENT SERIES
Total Return Fund            Annual rate of 0.25% of average daily net      $33,167,215,886
                             assets
Total Return Fund II         Annual rate of 0.25% of average daily net      $ 1,461,976,059
                             assets
Total Return Fund III        Annual rate of 0.25% of average daily net      $   736,774,303
                             assets

PIMCO VARIABLE INSURANCE
TRUST
Total Return Bond Portfolio  Annual rate of 0.40% of average daily net      $    13,163,500
                             assets
Total Return Bond Portfolio  Annual rate of 0.40% of average daily net      $     5,364,298
  II                         assets

AMERICAN SKANDIA TRUST
Total Return Bond Portfolio  Annual rate of 0.30% of average daily net      $ 1,134,495,018
                             assets on first $150 million; 0.25% of
                             average daily net assets on assets over $150
                             million paid monthly

FREMONT MUTUAL FUNDS, INC.
Total Return Fund            Annual rate of 0.25% of average daily net      $   167,534,180
                             assets paid quarterly

JACKSON NATIONAL LIFE
SERIES TRUST
JNL/PIMCO Total Return Bond  Annual rate of 0.25% of average daily net      $    14,379,758
Series                       assets excluding the value of client
                             contributed capital

MANULIFE
Manulife Total Return Trust  Annual rate of 0.30% on first $50 million;     $   310,936,876
                             0.30% on $50-150 million; 0.25% on $150-200
                             million; 0.25% on $200-500 million and over
                             of daily net assets computed daily and paid
                             monthly

                                                                              APPROXIMATE
                                                                              NET ASSETS
                                           ADVISORY FEE RATE                     AS OF
       NAME OF FUND                  (BASED ON AVERAGE NET ASSETS)           JUNE 30, 2000
---------------------------          -----------------------------           -------------

SALOMON SMITH BARNEY/
CONSULTING GROUPS CAPITAL
MARKET FUND
Intermediate Fixed Income    Annual rate of 0.25%, multiplied by a           $292,921,795
Investment Portfolio         fraction, the numerator of which is the
                             average daily value of allocated assets and
                             the denominator of which is the average daily
                             value of the Portfolio's total assets computed
                             daily

                                PIMCO MANAGEMENT

     The following table sets forth the name and principal occupation of the principal executive officer and the managing directors of PIMCO.

     NAME AND LENGTH OF                                POSITION AND
     SERVICE WITH PIMCO                            PRINCIPAL OCCUPATION
     ------------------                            --------------------
William S. Thompson, Jr.       Managing Director, Chief Executive Officer and Executive
(April 1993 to present)        Committee Member, PIMCO; Member of Management Board and
                               Executive Committee, PIMCO Advisors L.P.; President, Chief
                               Executive Officer and Member, PIMCO Partners LLC.
William R. Benz, II            Managing Director, PIMCO; Member of PIMCO Partners LLC.
(June 1986 to present)
Robert Wesley Burns            Managing Director and Executive Committee Member, PIMCO;
(February 1987 to present)     Member of PIMCO Partners LLC.
Chris P. Dialynas              Managing Director, PIMCO; Member of PIMCO Partners LLC.
(July 1983 to present)
Mohamed A. El-Erian            Managing Director, PIMCO.
(May 1999 to present)
William H. Gross               Managing Director, PIMCO; Director and Vice President,
(June 1971 to present)         StocksPLUS Management, Inc.; Member of Management Board,
                               PIMCO Advisors L.P.; Member of PIMCO Partners LLC.
John L. Hague                  Managing Director and Executive Committee Member, PIMCO;
(September 1987 to present)    Member of PIMCO Partners LLC.
Pasi M. Hamalainen             Managing Director, PIMCO.
(January 1994 to present)
Brent R. Harris                Managing Director and Executive Committee Member, PIMCO;
(June 1985 to present)         Director and Vice President, StocksPLUS Management, Inc.;
                               Member of Management Board and Executive Committee, PIMCO
                               Advisors L.P.; Member of PIMCO Partners LLC.
Brent L. Holden                Managing Director, PIMCO.
(December 1989 to present)
Margaret E. Isberg             Managing Director, PIMCO; Member of PIMCO Partners LLC
(August 1983 to present)
John S. Loftus                 Managing Director, PIMCO;
(August 1986 to present)
Dean S. Meiling                Managing Director, PIMCO; Member of PIMCO Partners LLC.
(December 1976 to present)

     NAME AND LENGTH OF                                POSITION AND
     SERVICE WITH PIMCO                            PRINCIPAL OCCUPATION
     ------------------                            --------------------
James F. Muzzy                 Managing Director and Executive Committee Member, PIMCO;
(September 1971 to present)    Director and Vice President, StocksPLUS Management, Inc.;
                               Member of PIMCO Partners LLC.
William F. Podlich, III        Managing Director, PIMCO; Member of Management Board, PIMCO
(June 1966 to present)         Advisors L.P.; Member of PIMCO Partners LLC.
William C. Powers              Managing Director, PIMCO; Member of PIMCO Partners LLC.
(January 1991 to present)
Ernest L. Schmider             Managing Director and Secretary, PIMCO; Director and
(March 1994 to present)        Assistant Secretary, StocksPLUS Management, Inc.; Senior
                               Vice President, PIMCO Advisors L.P.; Secretary, PIMCO
                               Partners LLC.
Lee R. Thomas                  Managing Director, PIMCO; Member of PIMCO Partners LLC.
(April 1995 to present)
Benjamin L. Trosky             Managing Director, PIMCO. Member of Management Board, PIMCO
(October 1990 to present)      Advisors L.P.; Member of PIMCO Partners, LLC.